SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                   FORM 8-K/A
                                (Amendment No.1)

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

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                     Date of Report (Date of earliest event
                     reported): March 28, 2003 (May 1, 2002)
                          MERRILL LYNCH DEPOSITOR, INC.
                 (ON BEHALF OF PREFERREDPLUS TRUST SERIES FRD-1)
             (Exact name of registrant as specified in its charter)

     DELAWARE                       333-64767-06                13-3891329
 (State or other              (Commission File Number)       (I.R.S. Employer
 jurisdiction of                                            Identification No.)
  incorporation)


       WORLD FINANCIAL CENTER,                                     10080
         NEW YORK, NEW YORK                                      (Zip Code)
 (Address of principal executive
            offices)

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       Registrant's telephone number, including area code: (212) 449-1000
                      INFORMATION TO BE INCLUDED IN REPORT

EXPLANATORY PARAGRAPH

This current Report on Form 8-K/A amends and supercedes Exhibit 99.1 to the current report on Form 8-K dated May 1, 2002 and Exhibit 99.1 to the current report on Form 8-K dated November 1, 2002 and corrects certain clerical errors present in those exhibits.

ITEM 1.              CHANGES IN CONTROL OF REGISTRANT

                     Not Applicable

ITEM 2.              ACQUISITION OF DISPOSITION OF ASSETS

                     Not Applicable

ITEM 3.              BANKRUPTCY OR RECEIVERSHIP

                     Not Applicable

ITEM 4.              CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

                     Not Applicable

ITEM 5.              OTHER EVENTS

                     99.1 Distribution to holders of the Preferred Plus Trust Series FRD-1 on May 1, 2002.

                     99.2 Distribution to holders of the Preferred Plus Trust Series FRD-1 on November 1, 2002.

ITEM 6.              RESIGNATION OF REGISTRANT'S DIRECTORS

                     Not Applicable

ITEM 7.              FINANCIAL STATEMENTS AND EXHIBITS

                     (a)       Financial statements of business acquired.

                               Not applicable

                     (b)       Pro forma financial information.

                               Not Applicable

                     (c)       Exhibits.

                           99.1 Trustee's report in respect of the May 1, 2002 distribution to holders of the Preferred Plus Trust Series FRD-1

                           99.2     Trustee's report in respect of the
                                    November 1, 2002 distribution to
                                    holders of the Preferred Plus Trust
                                    Series FRD-1


ITEM 8.              CHANGE IN FISCAL YEAR

                     Not Applicable

ITEM 9.              SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S

                     Not Applicable

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date:  03/28/03

                                         MERRILL LYNCH DEPOSITOR, INC.
                                         By:      /s/ Barry N. Finkelstein
                                                  Name:    Barry N. Finkelstein
                                                  Title:   President

                     EXHIBIT INDEX

                     99.1 Trustee's report in respect of the May 1, 2002 distribution to holders of the Preferred Plus Trust Series FRD-1.

                     99.2 Trustee's report in respect of the November 1, 2002 distribution to holders of the Preferred Plus Trust Series FRD-1.